UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 20, 2015

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

001-33301 (Commission file number)	Delaware (State or other jurisdiction of incorporation)	20-8370041 (I.R.S. employer identification no.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On August 20, 2015, Accuray Incorporated (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2015.  A copy of the Company’s press release dated August 20, 2015, titled “Accuray Generates 14% Year-Over-Year Gross Order Growth During Fourth Quarter,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 20, 2015, titled “Accuray Generates 14% Year-Over-Year Gross Order Growth During Fourth Quarter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED
(Registrant)

By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Operations &
Chief Financial Officer

Dated: August 20, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 20, 2015, titled “Accuray Generates 14% Year-Over-Year Gross Order Growth During Fourth Quarter”.